                                                                  EXHIBIT 10.11



                            REAFFIRMATION OF GUARANTY


                  In connection with the Guaranty entered into as of August 1, 1979 (the "Guaranty") by and between Federal Express Corporation (a Delaware corporation), as Guarantor, and Commerce Union Bank, succeeded by The Bank of New York, as Trustee for the holders of Bonds (as defined in the Guaranty) issued under that certain Indenture between Memphis-Shelby County Airport Authority and the Trustee, dated as of August 1, 1979, as heretofore supplemented and amended and as amended and supplemented as of the date hereof (the "Indenture"), Federal Express Corporation does hereby affirm as of the date hereof the representations and warranties of the Guarantor made and all covenants and agreements of the Guarantor contained in the Guaranty, including, particularly, the obligations of the Guarantor relating to all Bonds (as defined in the Indenture), including the $20,105,000 Special Facilities Revenue Bonds, Refunding Series 1997 (Federal Express Corporation) to be issued under the Indenture.

                  IN WITNESS WHEREOF, the undersigned FEDERAL EXPRESS CORPORATION has caused this Reaffirmation of Guaranty to be executed in its name and on its behalf and its corporate seal to be affixed hereto attested by a duly authorized officer as of the 29th day of July 1997.

                                            FEDERAL EXPRESS CORPORATION



                                            By: /s/ BURNETTA B. WILLIAMS
                                               -------------------------------
                                               Name: Burnetta B. Williams
                                               Title: Assistant Treasurer and
                                                      Managing Director,
                                                      Corporate Finance

(SEAL)

ATTEST:

 /s/ SCOTT E. HANSEN
------------------------------
Assistant Secretary


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STATE OF TENNESSEE     )
                       ) ss.:
COUNTY OF SHELBY       )




                  On this 29th day of July 1997, before me appeared Burnetta
B. Williams, to me personally known, who, being by me duly sworn (or affirmed) did say that she is Assistant Treasurer and Managing Director, Corporate Finance of Federal Express Corporation, the Guarantor, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and she acknowledged said instrument to be the free act and deed of said corporation.


(SEAL)


                                            /s/ ETHELDA D. MCKEEVER
                                           ------------------------------------
                                                        Notary Public


                                           My Commission Expires: March 27, 2001
                                                                 ---------------